Nicor Inc.
                                                                Form 10-K
                                                                Exhibit 24.01







                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, G. M. BEHRENS and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1998 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 26th day of January, 1999.


                                                    ROBERT M. BEAVERS, JR.
                                                    Robert M. Beavers, Jr.






                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, G. M. BEHRENS and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1998 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 26th day of January, 1999.


                                                    BRUCE P. BICKNER
                                                    Bruce P. Bickner





                               POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, G. M. BEHRENS and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1998 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 26th day of January, 1999.


                                                    JOHN H. BIRDSALL, III
                                                    John H. Birdsall, III






                               POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, G. M. BEHRENS and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1998 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 26th day of January, 1999.


                                                    THOMAS A. DONAHOE
                                                    Thomas A. Donahoe





                               POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, G. M. BEHRENS and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1998 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 26th day of January, 1999.


                                                    JOHN E. JONES
                                                    John E. Jones






                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, G. M. BEHRENS and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1998 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 26th day of January, 1999.



                                                    DENNIS J. KELLER
                                                    Dennis J. Keller






                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, G. M. BEHRENS and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1998 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 26th day of January, 1999.



                                                    CHARLES S. LOCKE
                                                    Charles S. Locke





                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, G. M. BEHRENS and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1998 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 26th day of January, 1999.


                                                     SIDNEY R. PETERSEN
                                                     Sidney R. Petersen






                               POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, G. M. BEHRENS and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1998 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 26th day of January, 1999.


                                                    PATRICIA A. WIER
                                                    Patricia A. Wier